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                                                              EXHIBIT 10.6

                   SECOND AMENDMENT TO LEASE

   THIS SECOND AMENDMENT TO LEASE, made this 10th day of September, 1996, between DAVID D. BOHANNON ORGANIZATION, a California corporation, herein referred to as "Landlord", and PERCLOSE, INC., a Delaware corporation, (successor in interest to Perclose, Inc., a California corporation), herein referred to as "Tenant".

                            RECITALS

     1. Landlord and Tenant's predecessor in interest have previously entered into a Lease entitled "Business Park Lease" dated July 6, 1993 for demised premises (the "Premises") located at 195-199 Jefferson Drive, Menlo Park, California, as more particularly described in said Lease.

     2. Landlord and Tenant's predecessor in interest have previously entered into a First Amendment to Lease dated January 31, 1995 (the Lease and First Amendment to Lease herein collectively referred to as the "Lease") which First Amendment to Lease demised to Tenant certain additional space located at 191 and 193 Jefferson Drive as more fully set out therein.

     3. Landlord and Tenant now wish to provide for the expansion of Tenant into additional space located at 177 Jefferson Drive, Menlo Park, California and to amend the base rent due under the Lease and otherwise modify the Lease, all as more particularly set forth hereinbelow.

     NOW, THEREFORE, in consideration of the covenants and conditions contained herein, Landlord and Tenant agree to amend the Lease as follows:

     1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Expansion Space located at 177 Jefferson Drive (hereinafter Expansion Space) as described in EXHIBIT "X" and shown ON EXHIBIT "X-1" hereto for a term commencing on September 1, 1996 and continuing through and including September 30, 1998. Base rent for the Expansion Space shall be set forth in paragraph 2 hereof.

     2. Commencing on September 1, 1996, Tenant's base rent under the Lease shall increase by Forty Thousand Eight Hundred Dollars ($40,800.00) per annum, payable in twelve (12) equal monthly installments of Three Thousand Four Hundred Dollars ($3,400.00).

     The increase in base rent scheduled to occur as of October 1, 1997 with respect to the premises demised to Tenant under the Lease shall not apply to the base rent reserved hereunder for the Expansion Space which will remain the same throughout the demised term.

     3. Tenant accepts the Expansion Space in its "as is" condition; provided that Landlord agrees to deliver the Expansion Space to Tenant with all electrical, plumbing and HVAC systems serving the Expansion Space in good working order. Any improvements to the Expansion Space shall be made by Tenant at its sole cost and

                                       1

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expense in accordance with plans and specifications therefor which are subject to Landlord's prior approval.

     4. Except as herein modified, the terms of the Lease are and shall remain the same.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Lease as of the date first hereinabove written.


TENANT:                                  LANDLORD:

PERCLOSE, INC.,                          DAVID D. BOHANNON ORGANIZATION,
a Delaware corporation                   a California corporation



By: /s/  Kenneth E. Ludlum               By:  /s/  Robert J. Webster
   ----------------------------------        ---------------------------------
           Vice President                           Vice President


By: /s/  Kenneth E. Ludlum               By:  /s/  Ernest Lotti, Jr.
   ----------------------------------        ---------------------------------
         Assistant Secretary                      Assistant Secretary

                                 EXHIBIT "A"

                          BOHANNON INDUSTRIAL PARK

                            177 JEFFERSON DRIVE
                           MENLO PARK, CALIFORNIA

                       DESCRIPTION OF DEMISED PREMISES

                                     FOR

                                  "PERCLOSE"

   All that certain real property situate in the State of California, County of San Mateo, City of Menlo Park and is described as follows:

   A portion of Parcel 2, as said parcel is designated on the map entitled "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 2 OF P.M. REC. IN VOLUME 27 AT PAGE 39 AND PARCELS 2 AND 3 OF P.M. RECORDED IN VOLUME 28 AT PAGE 8, SAN MATEO COUNTY RECORDS BOHANNON INDUSTRIAL PARK, MENLO PARK, SAN MATEO COUNTY, CALIFORNIA," which map was filed in the Office of the Recorded of the County of San Mateo, State of California on January 12, 1976 in Volume 30 of Parcel Maps at Page 20, more particularly described as follows:

   Commencing at the most westerly corner of said Parcel 2, from which corner the point of beginning of the demised premises bears South 67 DEG. 17' East
171.00 feet and North 22 DEG. 43' East 56.00 feet; Thence from said point of beginning North 22 DEG. 43' East 100.00 feet; Thence South 67 DEG. 17' East 40.00 feet; Thence South 22 DEG. 43' West 100.00 feet; Thence North
67 DEG. 17' West 40.00 feet to the point of beginning.

   Containing approximately 4,000 SQUARE FEET.




SEPT. 3, 1996


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                         [FLOOR PLAN]

                        JEFFERSON DRIVE


                                                              EXHIBIT "B"